&RPHULFD,QFRUSRUDWHG )RXUWK4XDUWHUDQG)XOO<HDU )LQDQFLDO5HYLHZ -DQXDU\ 6DIH+DUERU6WDWHPHQW Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies; operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; cybersecurity risks; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; heightened legislative and regulatory focus on cybersecurity and data privacy; fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the impacts of future legislative, administrative or judicial changes to tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; losses due to fraud; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies; controls and procedures failures; and the volatility of Comerica’s stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2018. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Financial Performance

Strong results position us well for the future

170TH ANNIVERSARY

Total Revenue

($ in millions)



2,848
3,168
3,328
3,349
2016
2017
2018
2019

Efficiency Ratio[1]



68%
59%
54%
52%
2016
2017
2018
2019

Diluted Earnings Per Share



$2.68
$4.14
$7.20
$7.87
2016
2017
2018
2019

Return on Assets



0.67%
1.04%
1.75%
1.68%
2016
2017
2018
2019

Return on Equity[2]



6.22%
9.34%
15.82%
16.39%
2016
2017
2018
2019

Book Value[3]



$44.47
$46.07
$46.89
$51.57
2016
2017
2018
2019

[1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares • [2]Return on average common shareholders' equity • [3]Average common shareholders' equity per share

Comerica Bank®

3

FY19 Results

Strong loan growth, record revenue, cost control & capital management

170TH ANNIVERSARY

(millions, except per share data)	2019	2018	Change
Average loans	$50,511	$48,766	$1,745
Average deposits	55,481	55,935	(454)
Net interest income	$2,339	$2,352	$(13)
Provision for credit losses	74	(1)	75
Noninterest income[1,2]	1,010	976	34
Noninterest expenses[3]	1,743	1,794	(51)
Provision for income tax	334	300	34
Net income	1,198	1,235	(37)
Earnings per share[4]	$7.87	$7.20	$0.67
Average diluted shares	151.3	170.5	(19.2)
ROE[5]	16.39%	15.82%	
ROA[6]	1.68	1.75	
Efficiency Ratio[7]	51.82	53.56	

Key YoY Performance Drivers

- Loans increased 4%
- Deposits relatively stable
- Net interest income stable with loan growth & higher rates offset by higher funding costs
- Provision increased from very low level; reflects higher Energy reserves
- Noninterest income growth led by strong card fees
- Expenses well controlled; 2018 included $53MM restructuring
- Tax included a $31MM decrease in discrete tax items
- Repurchased 18.6MM shares[8]; $1.8B returned to shareholders (buyback & dividend)

FY19 compared to FY18 • [1]Includes loss related to repositioning of securities portfolio of $(20)MM FY18 & $(8)MM FY19 • [2]Includes gain/(loss) related to deferred comp plan of $9MM FY19 & $(2)MM FY18 (offset in noninterest expense) • [3]FY18 includes $53MM restructuring charge • [4]Diluted earnings per common share • [5]Return on average common shareholders' equity • [6]Return on average assets • [7]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & derivative contract tied to the conversion rate of Visa Class B shares • [8]Shares repurchased under share repurchase program

Comerica Bank®

4

4Q19 Results

Deposit & noninterest income growth, strong credit quality & capital management

(millions, except per share data)	4Q19	3Q19	4Q18	Change From 3Q19	Change From 4Q18
Average loans	$50,505	$50,887	$48,832	$(382)	$1,673
Average deposits	57,178	55,716	55,729	1,462	1,449
Net interest income	$544	$586	$614	$(42)	$(70)
Provision for credit losses	8	35	16	(27)	(8)
Noninterest income[1]	266	256	250	10	16
Noninterest expenses[2]	451	435	448	16	3
Provision for income tax	82	80	90	2	(8)
Net income	269	292	310	(23)	(41)
Earnings per share[3]	$1.85	$1.96	$1.88	$(0.11)	$(0.03)
Average diluted shares	144.6	148.1	163.5	(3.5)	(18.9)
ROE[4]	14.74%	15.97%	16.36%		
ROA[5]	1.46	1.61	1.74		
Efficiency Ratio[6]	55.46	51.54	51.93		

Key QoQ Performance Drivers

- Loans relatively stable
- Deposits increased 3%
- Net interest income impacted by lower interest rates
- Credit metrics remained strong
- Noninterest income up over 3%
- Expenses reflect higher comp, outside processing (vendor transition fee) & occupancy
- Repurchased 2.1MM shares[7]; $246MM returned to shareholders (buyback & dividend)

4Q19 compared to 3Q19 • [1]Includes gain(loss) related to deferred comp plan of $(7)MM 4Q18 & $3MM each 3Q19 & 4Q19 (offset in noninterest expense) • [2]4Q18 includes $14MM restructuring charge • [3]Diluted earnings per common share • [4]Return on average common shareholders' equity • [5]Return on average assets • [6]Noninterest expenses as a percentage of net interest income and noninterest income excluding net gains (losses) from securities and a derivative contract tied to the conversion rate of Visa Class B shares. • [7]Shares repurchased under share repurchase program

Comerica Bank

5

4Q19 Loans Relatively Stable

Yields reflect lower rates



Average Loans
($ in billions)
Loan Yields
48.8
49.7
51.0
50.9
50.5
48.8
50.5
4.90
5.07
5.00
4.83
4.43
4.64
4.83
4Q18
1Q19
2Q19
3Q19
4Q19
2018
2019

Average loans stable

+ $224MM Commercial Real Estate
+ $159MM Mortgage Banker
+ $122MM Environmental Services
- $260MM General Middle Market
- $201MM National Dealer Services

Loan yields

- Lower rates
- Nonaccrual interest



Loan Portfolio
($ in billions; 4Q19 Period-end)
Fixed Rate[1] 18%
Prime-based 14%
60-Day+ LIBOR 6%
Total $50.4
30-Day LIBOR 62%

4Q19 compared to 3Q19 • [1]Fixed rate loans include $4.55B receive fixed / pay floating (30-day LIBOR) interest rate swaps

Comerica Bank

6

4Q19 Deposits Increased $1.5B, or 3%

Deposit rates decreased 7 basis points



Average Deposits
($ in billions)
Deposit Rates[1]
55.7
54.0
55.0
55.7
57.2
55.9
55.5
0.62
0.78
0.94
0.99
0.92
0.46
0.91
4Q18
1Q19
2Q19
3Q19
4Q19
2018
2019

4Q19 compared to 3Q19 • [1]Interest costs on interest-bearing deposits • [2]At 12/31/19

Average deposits increased $1.5B, partly due to seasonality

+ $ 615MM noninterest-bearing
+ $1,144MM MMIA & interest checking
+ $ 308MM customer CDs
- $ 675MM other time deposits

Loan to deposit ratio[2] 88%

Beneficial Deposit Mix

($ in billions; 4Q19 Average)

- Commercial 83% of noninterest-bearing
- Retail 54% of interest-bearing



Retail Noninterest-bearing 8%
Retail Interest-bearing 29%
Total $57.2
Commercial Noninterest-bearing 39%
Commercial Interest-bearing 24%

Comerica Bank

7

4Q19 Securities Portfolio Stable

Yields unchanged



Securities Portfolio
($ in billions; Average)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
11.8
12.0
12.1
12.2
12.2
11.8
12.1
9.1
9.2
9.3
9.4
9.4
9.1
9.3
2.35
2.39
2.45
2.45
2.45
2.19
2.44
4Q18
1Q19
2Q19
3Q19
4Q19
2018
2019

12/31/19 • [1]Estimated as of 12/31/2019 • [2]Net unamortized premium on the MBS portfolio

Duration of 2.5 years[1]

- Extends to 3.6 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax gain of $85MM

Net unamortized premium of $8MM[2]

Comerica Bank

8

4Q19 Net Interest Income
Impacted by lower interest rates



Net Interest Income
($ in millions)
NIM
614 606 603 586 544
3.70 3.79 3.67 3.52 3.20
4Q18 1Q19 2Q19 3Q19 4Q19
2,352 2,339
3.58 3.54
2018 2019

4Q19 compared to 3Q19

$586MM		3Q19		3.52%
- 55MM	Loans:			- 0.31
	- 46MM	Lower rates	- 0.28	
	- 4MM	Lower balances	- 0.01	
	- 3MM	Nonaccrual interest	- 0.01	
	- 2MM	Other dynamics	- 0.01	
+ 3MM	Fed Deposits:			- 0.07
	+ 7MM	Higher balances	- 0.05	
	- 4MM	Lower yield	- 0.02	
+ 3MM	Deposits:			+ 0.02
	+ 3MM	Lower rates	+0.02	
+ 7MM	Wholesale funding:			+ 0.04
	+ 7MM	Lower rates	+0.04	
$544MM		4Q19		3.20%

Comerica Bank

9

4Q19 Credit Quality Strong
Provision reflects overall strong metrics & increase in Energy reserve



Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of Total Loans
701 677 688 681 668
1.34 1.29 1.27 1.27 1.27
4Q18 1Q19 2Q19 3Q19 4Q19



Criticized Loans1
($ in millions)
NALs
Criticized as a % of Total Loans
1,548 1,806 1,948 1,861 2,120
3.1 3.6 3.8 3.6 4.2
221 191 224 220 199
4Q18 1Q19 2Q19 3Q19 4Q19

- $21MM in net charge-offs[2] or 16bps
- Nonperforming assets 43 bps of total loans
- ALLL/NPL coverage 3.1x
- $8MM provision, $27MM decrease over 3Q19
- CECL Day 1 impact: 0-5% reduction in credit allowance[3]

$ in millions	Energy	Ex-Energy	Total
Total PE loans	$2,221	$48,148	$50,369
% of total	4%	96%	100%
Criticized[1]	366	1,754	2,120
Ratio	16.48%	3.64%	4.21%
Nonaccrual	43	156	199
Ratio	1.94%	0.32%	0.40%
Net charge-offs[2]	19	2	21

12/31/19 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs • [3]Outlook as of 1/21/20

Comerica Bank

10

4Q19 Noninterest Income

Increased $10MM, over 3%



Noninterest Income1
($ in millions)
250
238
250
256
266
976
1,010
4Q18
1Q19
2Q19
3Q19
4Q19
2018
2019

+ $7MM Customer derivatives (other)
+ $2MM Commercial lending fees (syndication)
- $5MM Card

+ $6MM Gain on sale of HSA business (other)

4Q19 compared to 3Q19 • [1]Includes losses related to repositioning of securities portfolio as follows: $(20)MM in FY18; $(8)MM in 2Q19

Comerica Bank®

11

4Q19 Noninterest Expense

Controlling costs while investing for the future: 4Q19 efficiency ratio[1] 55%



Noninterest Expense2
($ in millions)
448
433
424
435
451
1,794
1,743
4Q18
1Q19
2Q19
3Q19
4Q19
2018
2019

+ $4MM Salaries & benefits
  + Incentive comp & commission
  + Staff insurance (seasonal)
  - Technology-related contingent labor

+ $ 4MM Outside Processing (vendor transition fee)

+ $ 2MM Occupancy (seasonal)

+ $ 2MM Professional/Consulting (other)

4Q19 compared to 3Q19 • [1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares• [2]FY18 included $53MM restructuring charge

Comerica Bank®

12

Active Capital Management

Target: maintain ~10.0% CET1[1]

4Q19 returned $246MM to shareholders

- 2.1MM shares repurchased[2] ($150MM)

FY19 returned $1.8B to shareholders

- 18.6MM shares repurchased[2] ($1.4B)
- Annual dividend $2.68, a 46% increase over FY18

Increased Shareholder Payout

($ in millions)



Equity Repurchases
Dividends
458
154
304
2016
724
193
531
2017
1,627
309
1,318
2018
1,768
398
1,370
2019

Capital Position Remains Solid (CET1)[3]

(In percentage points)



11.09
11.68
11.14
10.14
2016
2017
2018
2019

Dividends Per Share Growth



0.89
1.09
1.84
2.68
2016
2017
2018
2019

12/31/19 • [1]Outlook as of 1/21/20 • [2]Shares repurchased under share repurchase program • [3]2019 Estimated

Comerica Bank

13

Interest Rate Environment

Aim to build hedges over time to deliver greater NIM stability

Hedging Activity

- $750MM added in October 2019
- $1B added in January 2020
- $5.55B in total hedges as of 1/21/20
  - 3.2 year average remaining term
  - 1.87% average fixed rate
  - Pay 30 day LIBOR/receive fixed

Naturally asset sensitive

- High proportion of commercial loans, which are typically floating rate & reprice quickly
- Large component of relationship noninterest-bearing & low cost interest-bearing deposits

Estimated impact from rates on net interest income[1] assuming current rates hold steady

- $10-15MM 1Q20 reduction (vs. 4Q19) assumes:
  - Full quarter impact of lower rates (particularly 30 day LIBOR)
  - Interest-bearing deposits costs continue to decrease
- Modest negative impact for remainder of year as longer-dated assets & liabilities reprice as well as continued hedging activity

12/31/19 • Outlook as of 1/21/20 • [1]Outcomes may differ due to many variables, including pace of LIBOR change, balance sheet movements (loan, deposit & wholesale funding levels), competition for deposits

Comerica Bank

14

Management Outlook for FY20

Assumes continuation of current economic & rate environment

Average Loans	+ 2-3% • Growth in most business lines • Partly offset by declines in Mortgage Banker & National Dealer Services
Average Deposits	+ 1-2% • Continued focus on relationship approach to attract and retain deposits
Net Interest Income	Lower • Net rate impact (see slide 14), FY19 funding actions & lower nonaccrual interest recoveries • Partly offset by loan growth
Credit Quality	• Strong credit quality continues • Net charge-offs similar to FY19 (15-25 bps)
Noninterest Income	+ 1% • Increases in card & fiduciary fees • Partially offset by lower derivative & warrant income; assumes no returns on deferred comp
Noninterest Expenses	+ 3% • Rise in outside processing tied to revenue, technology costs, inflationary pressures & pension
Tax Rate	~23%
CET1 Target	~10% • Continue to return excess capital to shareholders

Outlook as of 1/21/20 • FY20 outlook compared to FY19 actual results based on GAAP reported amounts

Comerica Bank

15

Appendix

Comerica Bank

)XOO<HDU$YHUDJH/RDQVE\%XVLQHVVDQG0DUNHW %\/LQHRI%XVLQHVV   %\0DUNHW   Middle Market Michigan $12.6 $12.5 General $12.1 $11.8 Energy 2.4 1.9 California 18.5 18.3 National Dealer Services 7.7 7.3 Entertainment 0.7 0.7 Texas 10.6 9.8 Tech. & Life Sciences 1.3 1.4 Other Markets1 8.8 8.1 Equity Fund Services 2.6 2.4 Environmental Services 1.2 1.1 TOTAL $50.5 $48.8 Total Middle Market $28.0 $26.6 Corporate Banking US Banking 3.0 3.0 International 1.3 1.3 ƒ 0LGGOH0DUNHW6HUYLQJFRPSDQLHVZLWK Commercial Real Estate 5.6 5.3 UHYHQXHVJHQHUDOO\EHWZHHQ00 Mortgage Banker Finance 2.2 1.7 ƒ &RUSRUDWH%DQNLQJ6HUYLQJFRPSDQLHV Small Business 3.5 3.7 DQGWKHLU86EDVHGVXEVLGLDULHV ZLWK BUSINESS BANK $43.5 $41.6 UHYHQXHVJHQHUDOO\RYHU00 Retail Banking 2.1 2.1 ƒ 6PDOO%XVLQHVV6HUYLQJFRPSDQLHVZLWK RETAIL BANK $2.1 $2.1 UHYHQXHVJHQHUDOO\XQGHU00 Private Banking 4.9 5.1 WEALTH MANAGEMENT $4.9 $5.1 TOTAL $50.5 $48.8 $ in billions Ⴠ Totals shown above may not foot due to rounding Ⴠ 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets 17 4XDUWHUO\$YHUDJH/RDQVE\%XVLQHVVDQG0DUNHW %\/LQHRI%XVLQHVV 4 4 4%\0DUNHW 4 4 4 Middle Market Michigan $12.4 $12.6 $12.4 General $12.0 $12.2 $11.7 Energy 2.5 2.5 2.0 California 18.1 18.4 18.3 National Dealer Services 7.3 7.5 7.4 Entertainment 0.7 0.7 0.8 Texas 10.7 10.8 9.9 Tech. & Life Sciences 1.2 1.3 1.4 Other Markets1 9.3 9.1 8.2 Equity Fund Services 2.5 2.5 2.5 Environmental Services 1.3 1.2 1.2 TOTAL $50.5 $50.9 $48.8 Total Middle Market $27.4 $27.9 $27.0 Corporate Banking US Banking 2.9 3.0 2.9 International 1.3 1.3 1.3 ƒ 0LGGOH0DUNHW6HUYLQJFRPSDQLHVZLWK Commercial Real Estate 5.9 5.7 5.2 UHYHQXHVJHQHUDOO\EHWZHHQ00 Mortgage Banker Finance 2.7 2.5 1.7 ƒ &RUSRUDWH%DQNLQJ6HUYLQJFRPSDQLHV Small Business 3.4 3.5 3.6 DQGWKHLU86EDVHGVXEVLGLDULHV ZLWK BUSINESS BANK $43.5 $43.9 $41.7 UHYHQXHVJHQHUDOO\RYHU00 Retail Banking 2.1 2.1 2.1 ƒ 6PDOO%XVLQHVV6HUYLQJFRPSDQLHVZLWK RETAIL BANK $2.1 $2.1 $2.1 UHYHQXHVJHQHUDOO\XQGHU00 Private Banking 4.9 4.9 5.0 WEALTH MANAGEMENT $4.9 $4.9 $5.0 TOTAL $50.5 $50.9 $48.8 $ in billions Ⴠ Totals shown above may not foot due to rounding Ⴠ 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets 18

)XOO<HDU$YHUDJH'HSRVLWVE\%XVLQHVVDQG0DUNHW %\/LQHRI%XVLQHVV   %\0DUNHW   Middle Market Michigan $20.1 $20.8 General $13.6 $13.6 Energy 0.4 0.5 California 16.9 17.0 National Dealer Services 0.3 0.3 Texas 8.8 9.0 Entertainment 0.1 0.1 1 Tech. & Life Sciences 4.9 5.2 Other Markets 7.9 8.1 Equity Fund Services 0.8 0.9 Finance/Other2 1.9 1.1 Environmental Services 0.2 0.1 TOTAL $55.5 $55.9 Total Middle Market $20.3 $20.8 Corporate Banking US Banking 1.9 2.1 International 1.6 1.9 ƒ 0LGGOH0DUNHW6HUYLQJFRPSDQLHVZLWK Commercial Real Estate 1.6 1.5 UHYHQXHVJHQHUDOO\EHWZHHQ00 Mortgage Banker Finance 0.7 0.6 ƒ &RUSRUDWH%DQNLQJ6HUYLQJFRPSDQLHV Small Business 3.0 3.1 DQGWKHLU86EDVHGVXEVLGLDULHV ZLWK BUSINESS BANK $29.0 $30.1 UHYHQXHVJHQHUDOO\RYHU00 Retail Banking 20.7 20.8 ƒ 6PDOO%XVLQHVV6HUYLQJFRPSDQLHVZLWK RETAIL BANK $20.7 $20.8 UHYHQXHVJHQHUDOO\XQGHU00 Private Banking 3.5 3.7 WEALTH MANAGEMENT $3.8 $3.9 Finance/Other2 1.9 1.1 TOTAL $55.5 $55.9 $ in billions Ⴠ Totals shown above may not foot due to rounding Ⴠ 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets Ⴠ 2Finance/Other includes items not directly associated with the geographic markets or the three major business segments 19 4XDUWHUO\$YHUDJH'HSRVLWVE\%XVLQHVVDQG0DUNHW %\/LQHRI%XVLQHVV 4 4 4%\0DUNHW 4 4 4 Middle Market Michigan $20.4 $20.2 $20.2 General $14.1 $13.6 $13.7 Energy 0.4 0.4 0.5 California 18.1 16.7 17.2 National Dealer Services 0.3 0.3 0.3 Texas 9.0 8.7 8.9 Entertainment 0.1 0.1 0.1 1 Tech. & Life Sciences 5.1 4.6 5.2 Other Markets 8.0 7.8 8.3 Equity Fund Services 0.8 0.9 0.9 Finance/Other2 1.5 2.3 1.1 Environmental Services 0.1 0.2 0.1 TOTAL $57.2 $55.7 $55.7 Total Middle Market $21.1 $20.1 $20.9 Corporate Banking US Banking 2.3 1.9 2.0 International 1.6 1.6 1.8 ƒ 0LGGOH0DUNHW6HUYLQJFRPSDQLHVZLWK Commercial Real Estate 1.8 1.6 1.5 UHYHQXHVJHQHUDOO\EHWZHHQ00 Mortgage Banker Finance 0.7 0.7 0.6 Small Business 3.1 3.0 3.1 ƒ &RUSRUDWH%DQNLQJ6HUYLQJFRPSDQLHV DQGWKHLU86EDVHGVXEVLGLDULHV ZLWK BUSINESS BANK $30.5 $28.9 $30.0 UHYHQXHVJHQHUDOO\RYHU00 Retail Banking 21.1 20.7 20.6 ƒ 6PDOO%XVLQHVV6HUYLQJFRPSDQLHVZLWK RETAIL BANK $21.1 $20.7 $20.6 UHYHQXHVJHQHUDOO\XQGHU00 Private Banking 3.7 3.5 3.9 WEALTH MANAGEMENT $4.0 $3.8 $4.1 Finance/Other2 1.5 2.3 1.1 TOTAL $57.2 $55.7 $55.7 $ in billions Ⴠ Totals shown above may not foot due to rounding Ⴠ 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets Ⴠ 2Finance/Other includes items not directly associated with the geographic markets or the three major business segments 20

Commercial Real Estate Line of Business

Long history of working with well established, proven developers

CRE by Property Type[1]

($ in millions; Period-end)



Single Family 5%
Office 8%
Other 5%
Retail 10%
Land Carry 5%
Industrial / Storage 18%
Total $5,219
Multi use 3%
Multifamily 46%

CRE by Market[1]

($ in millions; Period-end, based on location of property)



Michigan 5%
Other 18%
Total $5,219
California 45%
Texas 32%

Credit Quality

($ in millions; Period-end)	4Q18	3Q19	4Q19
Criticized[2]	$84	$92	$87
Ratio	1.7%	1.6%	1.4%
Nonaccrual	$2	$2	$2
Ratio	0.04%	0.04%	0.03%
Net charge-offs	-0-	-0-	-0-

- >90% of new commitments from existing customers
- Substantial upfront equity required
- 51% of portfolio[3] is construction & includes robust monitoring
- No significant net charge-offs since 2014

12/31/19 • [1]Excludes CRE line of business loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories • [3]Period-end loans

Comerica Bank

21

Energy Line of Business

30+ years industry experience

Period-end Loans

($ in millions)



Midstream
Services
Exploration & Production
2,163
2,385
2,434
2,422
2,221
1,771
1,857
1,897
1,925
1,741
94
75
80
53
48
298
453
457
444
432
4Q18
1Q19
2Q19
3Q19
4Q19

- ~150 customers: focus on full relationships with larger, sophisticated E&P companies (access to a variety of capital sources, hedging & diverse geographic footprint)
- Exposure $4.0B / 54% utilization
- 4Q19 charge-offs reflect valuation impairments on select energy credits as capital markets remained soft
- Approximate E&P: 60% Oil, 15% Gas, 25% Oil/Gas

Criticized Loans[1]

($ in millions)



NALs
205
240
210
220
366
48
33
84
74
43
4Q18
1Q19
2Q19
3Q19
4Q19

12/31/19 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

22

National Dealer Services

65+ years of floor plan lending

Franchise Distribution

(Based on period-end loan outstandings)



Honda/Acura 15%
Ford 10%
GM 8%
Fiat/Chrysler 10%
Mercedes 3%
Nissan/ Infiniti 4%
Other European 12%
Other Asian 12%
Other 1 11%
Toyota/Lexus 15%
Total $7.2B

Geographic Dispersion

California	57%	Texas	6%
Michigan	26%	Other	11%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans

($ in billions)



Floor Plan
6.2 6.2 6.5 6.3 6.6 6.8 7.1 6.9 7.1 7.3 7.4 7.0 7.4 7.8 7.9 7.5 7.3
3.7 3.7 4.0 3.8 4.0 4.1 4.3 3.9 4.1 4.1 4.2 3.8 4.0 4.4 4.5 4.1 4.0
4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19

12/31/19 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

23

Technology and Life Sciences

Deep expertise & strong relationships with top-tier investors

Average Loans

($ in millions)



1,353 1,323 1,305 1,251 1,181
4Q18 1Q19 2Q19 3Q19 4Q19

Average Deposits

($ in millions)



5,244 4,992 4,652 4,637 5,149
4Q18 1Q19 2Q19 3Q19 4Q19

- ~450 customers
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada

Customer Segment Overview

(Approximate; Based on period-end loans)



Late Stage 5%
Early Stage 20%
Total $1.1B
Growth 50%
Leveraged Finance 25%

12/31/19

Comerica Bank

24

Equity Fund Services

Deep expertise & strong relationships with top-tier investors

- Customized credit, treasury management & investment solutions for venture capital & private equity firms
- National scope with customers in 17 states & Canada
- ~250+ customers
- Drive connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans



Average Loans
($ in millions)
1,094
1,421
1,782
2,408
2,570
2015
2016
2017
2018
2019

12/31/19

Comerica Bank

25

Mortgage Banker Finance

50+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with ~100 relationships

  As of 4Q19:
  - Comerica: ~65% purchase
  - Industry: 49% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
- Period-end loans: $2.8B



Average Loans
($ in millions)
1,742
1,674
2,145
2,544
2,352
1,450
1,780
1,974
1,861
1,435
1,784
1,961
1,677
1,335
2,044
2,521
2,681
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19



MBA Mortgage Originations Forecast1
($ in billions)
Purchase
Refinance
637
469
508
512
425
4Q19
1Q20
2Q20
3Q20
4Q20

12/31/19 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 12/13/19; 4Q19 estimated

Comerica Bank

26

Reconciliation of Adjusted Net Income

($ in millions, except per share data)	4Q19 $	4Q19 Per Share[1]	3Q19 $	3Q19 Per Share[1]	4Q18 $	4Q18 Per Share[1]	FY19 $	FY19 Per Share[1]	FY18 $	FY18 Per Share[1]
Net income	$269	$1.85	$292	$1.96	$310	1.88	$1,198	$7.87	$1,235	$7.20
Securities repositioning[2]	-	-	-	-	-	-	6	0.04	15	0.09
Restructuring charges[2]	-	-	-	-	11	0.07	-	-	41	0.24
Discrete tax benefits	(1)	-	(5)	(0.03)	-	-	(17)	(0.10)	(48)	(0.29)
Adjusted net income	$268	$1.85	$287	$1.93	$321	$1.95	$1,187	$7.81	$1,243	$7.24
Efficiency Ratio[4]	55.46%		51.54%		51.93%		51.82%		53.56%	
Adjusted Efficiency Ratio[3,4]	55.46		51.54		50.70		51.82		51.96	

[1]Based on diluted average common shares • [2]Net of tax • Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of equity and performance trends. Comerica believes the adjusted financial results provide a greater understanding of ongoing operations and enhance comparability of results with prior periods.

Comerica Bank®

27

Comerica Bank®

commitment